UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 8, 2020

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

On December 8, 2020, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in San Diego, California. At the Annual Meeting, the holders of 12,787,880 shares of common stock, which represents approximately 94% of the outstanding shares entitled to vote as of the record date of October 12, 2020, were represented in person or by proxy. The proposals are described in more detail in the Company’s Proxy Statement. The matters voted upon at the Annual Meeting and the voting results are set forth below.

1.Election of Directors: The Company’s stockholders elected the following directors to each serve until the next Annual Meeting or until a successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Against	Abstain	Broker Non-Votes

Daniel T. Carter	10,848,634	15,158	10,507	1,913,581
Melissa Claassen	10,850,872	14,454	8,973	1,913,581
Eric P. Etchart	10,049,405	815,131	9,763	1,913,581
Lara L. Lee	10,847,447	9,675	17,177	1,913,581
Trevor I. Mihalik	10,839,945	24,130	10,224	1,913,581
Graciela I. Monteagudo	10,846,036	10,876	17,387	1,913,581
David B. Pendarvis	10,843,157	12,208	18,934	1,913,581
Garry O. Ridge	9,986,400	72,071	815,828	1,913,581
Gregory A. Sandfort	10,850,806	13,530	9,963	1,913,581
Anne G. Saunders	10,844,779	11,764	17,656	1,913,581

2.Advisory Vote to approve Executive Compensation: The Company’s stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,480,725	346,285	47,289	1,913,581

3.Ratification of Appointment of Independent Auditor: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstain
11,602,730	1,171,291	13,859

4.Shareholder proposal: The Company’s stockholders did not approve the shareholder proposal to adopt a policy to include non-management employees as prospective director candidates. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
289,587	10,536,888	47,824	1,913,581

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 14, 2020	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer